UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2023

GOLUB CAPITAL PRIVATE CREDIT FUND
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 200 Park Avenue, 25th Floor, New York, NY 10166_ _
                (Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
    Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Portfolio and Business Commentary

As of October 31, 2023, Golub Capital Private Credit Fund (the “Fund”) had investments in 159 portfolio companies with total fair value of approximately $1,268 million. As of October 31, 2023, approximately 100% of the Fund’s portfolio investments, based on fair value, were in first lien senior secured loans. In addition, the Fund held subordinated debt loans and equity and other securities that combined to represent an amount less than 1% of the Fund's portfolio investments based on fair value as of October 31, 2023. As of October 31, 2023, approximately 100% of the debt investments in the Fund’s portfolio based on fair value were floating rates and two debt investments representing an amount less than 1% had a fixed interest rate. As of October 31, 2023, the ten largest industries in which the Fund was invested, represented as a percentage of fair value, were as follows:

Industry	As of October 31, 2023
Software	20%
Insurance	7%
Diversified Consumer Services	6%
Specialty Retail	6%
Automobiles	6%
Hotels, Restaurants and Leisure	6%
Healthcare Providers and Services	5%
Health Care Technology	4%
Professional Services	4%
IT Services	4%

As of October 31, 2023, the Fund’s aggregate net asset value was approximately $655 million, the fair value of its portfolio investments was approximately $1,268 million, and it had approximately $680 million of debt outstanding. The Fund’s debt-to-equity leverage ratio as of October 31, 2023 was 1.05x.

Net Offering Price

The offering price per share (exclusive of any upfront placement or other fees) (“net offering price”) of each class of shares of the Fund as of October 31, 2023, as determined in accordance with the Fund’s share pricing policy, is set forth below.

Net Offering Price as of October 31, 2023
Class I Common Shares	$25.00

As of October 31, 2023, no Class S Shares or Class D Shares of the Fund were outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE CREDIT FUND

Date: November 29, 2023	By: /s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer